Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Reserve Annuity, Waddell & Reed Immediate Annuity (Waddell & Reed IVA or Waddell & Reed Advisors Select Income Annuity), Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred (2.0), and Waddell & Reed Advisors Select Preferred NY(2.0) prospectus dated May 1, 2014
Waddell & Reed Advisors Survivorship Life prospectus dated May 1, 2009
Waddell & Reed Advisors Select Annuity, Waddell & Reed Advisors Select Life, and Waddell & Reed Advisors Select Life II prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Ivy Funds Variable Insurance Portfolios - Global Natural Resources	Sub-advisor: There is no Sub-advisor for this fund
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